SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:



[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Cognizant Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies.

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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(4) Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

  [COGNIZANT LOGO]

                                            COGNIZANT CORPORATION
                                            200 NYALA FARMS, WESTPORT, CT 06880

                                            March 13, 1998

  Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Cognizant Corporation on Monday, April 13, 1998 at 9:30 A.M. at 1209 Orange Street, Wilmington, Delaware.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

     Please promptly vote, date, sign and return your proxy for the meeting even if you plan to attend. You may vote in person at that time if you wish.

                                            Sincerely,

                                            /s/ ROBERT E. WEISSMAN

                                            ROBERT E. WEISSMAN

                                            Chairman and Chief Executive Officer

  [COGNIZANT LOGO]

                                            COGNIZANT CORPORATION
                                            200 NYALA FARMS, WESTPORT, CT 06880

                                   ----------

                            NOTICE OF ANNUAL MEETING

                                   ----------

     The Annual Meeting of Shareholders of Cognizant Corporation will be held on Monday, April 13, 1998 at 9:30 A.M. at 1209 Orange Street, Wilmington, Delaware, to take action on the following matters:

     1.   To elect three Class II directors for a three-year term.

     2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the Company's consolidated financial statements for 1998.

     3. To transact such other business as may properly come before the meeting or any adjournment. The Company knows of no other business to be brought before the meeting.

     The Board of Directors has fixed the close of business on March 3, 1998 as the record date for determination of Shareholders entitled to notice of, and to vote at, the meeting.

                                          By Order of the Board of Directors,

                                          KENNETH S. SIEGEL
                                          Senior Vice President, General Counsel
                                          and Secretary

  Dated: March 13, 1998

                                   ----------

                                 PROXY STATEMENT

                                   ----------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cognizant Corporation ("Cognizant") of proxies for the Annual Meeting of Shareholders to be held on April 13, 1998. These proxy materials are being mailed to you and the other Shareholders on or about March 13, 1998. The principal executive offices of Cognizant are located at 200 Nyala Farms, Westport, Connecticut 06880 and its telephone number is (203) 222-4200.

PROXY VOTING

     A proxy allows you as a Shareholder to vote on significant matters even if you cannot attend the Annual Meeting. However, sending in a signed proxy will not prevent you from attending the meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by signing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of Cognizant, or by attending the meeting and voting in person. Proxies must be filed with the secretary of the meeting prior to or at the commencement of the meeting.

     All properly signed proxies not revoked will be voted at the meeting in accordance with your instructions. A proxy which you sign and return as a Shareholder of record without instructions marked in the boxes will be voted, as to proposals specified in the proxy, in accordance with the recommendations of the Board of Directors as outlined in this Proxy Statement. If any other proposals are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting those proxies.

     The previous paragraph does not apply to any Cognizant shares you hold in the Cognizant Corporation Savings Plan (the "Savings Plan"). If you have Savings Plan contributions invested in Cognizant Common Stock, the proxy will serve as a voting instruction for the trustee of the Savings Plan, as well as a proxy for any shares registered in your own name. If a proxy covering shares in the Savings Plan has not been received prior to April 3, 1998 or if you sign and return it without instructions marked in the boxes, the trustee will vote those Savings Plan shares in the same proportion as the Savings Plan shares for which it has received instructions, except as otherwise required by law.

RECORD DATE, QUORUM AND VOTING REQUIREMENTS

     Only holders of record of Cognizant Common Stock, par value $.01 per share, at the close of business on March 3, 1998 are eligible to vote at the meeting. As of the close of business on March 3, 1998, Cognizant had outstanding 163,322,977 shares of Common Stock. Each share of Common Stock is entitled to one vote per share.

     Cognizant's By-Laws provide that a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at meetings of Shareholders. Shares that abstain from voting are counted for purposes of establishing a quorum, as are shares which a broker holds in "street name" and votes on some matters but not others ("broker non-votes").

     Directors are elected by a plurality of the voting power present in person or represented by proxy at the meeting and entitled to vote. If you are present at the meeting but do not vote for a particular nominee, or if you have given a proxy and properly withhold authority to vote for a nominee, or if there are broker non-votes, the shares withheld or not voted will have no effect on the outcome of the vote.

     The ratification of the appointment of independent accountants is determined by the affirmative vote of the majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the matter. If you abstain from voting or direct your proxy to abstain from voting on this matter, your shares are considered present at the meeting for the matter but, since they are not votes in favor of the matter, they will have the same effect as votes against the matter. Broker non-votes are not considered present and they are, therefore, not counted in respect of this matter.

PROXY SOLICITATION

     Employees of Cognizant may communicate with you and other Shareholders to solicit your proxies. Cognizant also has retained Georgeson & Company Inc. to assist in the solicitation of proxies for a fee estimated at $8,000 plus expenses. Cognizant will pay all expenses related to proxy solicitation. Cognizant and Georgeson & Company Inc. will request banks and brokers to solicit proxies from their customers where appropriate and will reimburse them for reasonable out-of-pocket expenses.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth the number of shares of Cognizant Common Stock, par value $.01 per share, the only outstanding equity security (other than stock options) or voting security of Cognizant, beneficially owned by each of the directors, each nominee for director and each of the executive officers named in the Summary Compensation Table below, and all present directors and executive officers of Cognizant as a group, at December 31, 1997. The table also sets forth the name and address of the only person known to Cognizant to be the beneficial owner of more than 5% of the outstanding Common Stock (the "5% Owner") and the number of shares so owned, to Cognizant's knowledge, on December 31, 1997. This information is based upon information furnished by each such person (or, in the case of the 5% Owner, based upon a Schedule 13G filed by the 5% Owner with the Securities and Exchange Commission ("SEC")). Please note that in certain cases shares required under rules of the SEC to be shown as beneficially owned are shares as to which the indicated person holds only rights to acquire within 60 days through exercise of stock options. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed. All directors and executive officers as a group own less than 1% of the Common Stock. Percentages are based upon the number of shares of Cognizant Common Stock outstanding at December 31, 1997, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of such date.


          NAME                       NUMBER OF SHARES AND NATURE OF OWNERSHIP
          ----                       ----------------------------------------
Clifford L. Alexander, Jr. .....     3,300      Direct
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                     5,364

Victoria R. Fash ...............     2,304      Direct
                                     6,500      Restricted Stock Grant (2)
                                    91,344      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                   100,148(3)

John P. Imlay, Jr. .............    10,000      Direct
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                    12,064

William G. Jacobi ..............     6,742      Direct
                                   149,266      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                   156,008

Robert Kamerschen ..............     4,000      Direct
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                     6,064

Alan J. Klutch .................    12,206      Direct
                                   134,619      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                   146,825

                                       2


          NAME                       NUMBER OF SHARES AND NATURE OF OWNERSHIP
          ----                       ----------------------------------------
Robert J. Lanigan ..............     7,100      Direct (4)
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                     9,164

H. Eugene Lockhart .............       300      Direct
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                     2,364

James R. Peterson ..............     4,300      Direct
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                     6,364

M. Bernard Puckett .............     3,600      Direct
                                       898      Restricted Stock Grant (1)
                                     1,166      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                     5,664

Kenneth S. Siegel ..............    31,666      Right to Acquire Within 60 Days by Exercise of Options

William C. Van Faasen                  200      Direct

Robert E. Weissman                 122,964      Direct
                                   635,621      Right to Acquire Within 60 Days by Exercise of Options
                                   -------
                                   758,585

All Directors and Executive
 Officers as a Group             1,251,832(5)

FMR Corp.
 82 Devonshire Street
 Boston, MA 02109               18,355,768(6)(7)

----------

(1) Represents shares of restricted stock granted under the Non-Employee Directors' Stock Incentive Plan, which shares are scheduled to vest on November 15, 2001.

(2) Represents shares of restricted stock granted under the Key Employees' Stock Incentive Plan, which shares are scheduled to vest on October 21, 1998.

(3) Ms. Fash also owns 5,000 shares of restricted Class A Common Stock of Cognizant's subsidiary Cognizant Technology Solutions Corporation ("CTS") purchased pursuant to the CTS Restricted Stock Purchase Plan. These restricted shares vest upon the occurrence of an initial public offering of CTS, and represent less than 1% of the outstanding shares of CTS.

(4) These shares are held in two revocable trusts (one trust holding 5,900 shares and the other 1,200 shares) for the benefit of Mr. Lanigan in which he is the settlor and sole beneficial owner and over which he has sole investment control.

(5) Includes all shares beneficially owned regardless of nature of ownership, and all rights to acquire shares within 60 days. Excludes shares owned by Mr. Jacobi, who was not an executive officer as of the date of this Proxy Statement.

(6)  Represents 11.32% of the total outstanding Common Stock on December 31,
     1997.

(7) FMR Corp. and its wholly owned subsidiaries, Fidelity Management & Research Company ( "Fidelity ") and Fidelity Management Trust Company ( "FMTC "), jointly filed a Schedule 13G with the SEC on February 14, 1998. This
     Schedule 13G shows that Fidelity, a registered investment adviser, beneficially owned as of December 31, 1997, 17,116,190 shares of Common Stock. Edward C. Johnson, 3rd, Chairman of FMR Corp., FMR Corp. and the registered investment companies advised by Fidelity each has sole dispositive power (but no voting power) over such shares. Voting power with respect to such shares resides with the respective Boards of Trustees of each of the Fidelity Funds. Mr. Johnson and FMR Corp. each has sole dispositive power over 1,239,578 shares of Common Stock held by FMTC, a bank as defined under the Securities and Exchange Act of 1934, as amended, which serves as investment manager for institutional accounts, sole voting power over 749,378 of such shares and no voting power over 490,200 of such shares.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

     The members of the Board of Directors of Cognizant are grouped into three classes, one of which is elected at each Annual Meeting of Shareholders to hold office for a three-year term and until successors are elected and have qualified.

     The Board of Directors has nominated Clifford L. Alexander, Jr., Robert E. Weissman and William C. Van Faasen for election as Class II Directors at the 1998 Annual Meeting for a three-year term expiring at the 2001 Annual Meeting. Messrs. Alexander and Weissman have served as directors since October 14, 1996, shortly before Cognizant became an independent public company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE.

     James R. Peterson, who was elected as a Class II Director on October 14, 1996 by a Unanimous Written Consent of the Board of Directors of Cognizant, has reached age 70 and, in accordance with Board policy, will retire from the Board on April 13, 1998, the date of the 1998 Annual Meeting of Shareholders.

     On January 15, 1998, Cognizant announced that it would distribute shares of a new public company, IMS Health Incorporated ("IMS Health"), to its Shareholders later in 1998. Although the directors of IMS Health have not yet been selected, Cognizant expects that one or more of the nominees or other members of the Board of Directors may be selected as directors of IMS Health and, if elected, may resign as a director of Cognizant at the time that shares in IMS Health are distributed. In such event, those directors of Cognizant remaining in office would select replacement directors in accordance with Cognizant's By-Laws.

     Unless you otherwise instruct, proxies will be voted for election of all the nominees, of whom Messrs. Alexander and Weissman are now members of the Board. If any nominee is unwilling or unable to serve as a director and the Board does not, in that event, choose to reduce the size of the Board and Class II, the persons voting the proxy will have discretion to vote for the election of another person in accordance with their judgment.

     The following table provides, for each nominee for election as a Class II Director, the nominee's name, position with Cognizant, the year the nominee first became a director, principal occupations during the last five years, age, and other directorships in public companies.

 NOMINEES FOR CLASS II DIRECTORS FOR TERMS EXPIRING AT THE 2001 ANNUAL MEETING:


                                                             PRINCIPAL
                              POSITIONS                     OCCUPATIONS
                                WITH         DIRECTOR       DURING LAST                           OTHER
          NAME                COGNIZANT       SINCE         FIVE YEARS                 AGE    DIRECTORSHIPS
          ----                ---------       -----         ----------                 ---    -------------
Clifford L. Alexander, Jr.    Director        1996    President, Alexander &            64    The Dun &
                                                      Associates, Inc., Washington,           Bradstreet
                                                      DC (consulting firm                     Corporation; MCI
                                                      specializing in workforce               Communications
                                                      inclusiveness), 1/81 to                 Corporation;
                                                      present.                                Dreyfus Third
                                                                                              Century Fund;
                                                                                              Dreyfus General
                                                                                              Family of Funds;
                                                                                              Dreyfus Premier
                                                                                              Family of Funds;
                                                                                              Mutual of America
                                                                                              Life Insurance
                                                                                              Company; American
                                                                                              Home Products
                                                                                              Corp.; TLC Beatrice
                                                                                              International
                                                                                              Holdings, Inc.


                                                             PRINCIPAL
                              POSITIONS                     OCCUPATIONS
                                WITH         DIRECTOR       DURING LAST                           OTHER
          NAME                COGNIZANT       SINCE         FIVE YEARS                 AGE    DIRECTORSHIPS
          ----                ---------       -----         ----------                 ---    -------------
Robert E. Weissman            Chairman and    1996    Chairman and Chief Executive      57    State Street Boston
                              Chief                   Officer, Cognizant, 9/96 to             Corporation;
                              Executive               present; Chairman and Chief             Gartner Group, Inc.
                              Officer,                Executive Officer, The Dun &
                              Director                Bradstreet Corporation,
                                                      Wilton, CT (information
                                                      services) 4/95 to 10/96;
                                                      President and Chief Executive
                                                      Officer 1/94 to 3/95;
                                                      President and Chief Operating
                                                      Officer 1/85 to 12/93.


William C. Van Faasen         Nominee for      --     President and Chief Executive     49    BankBoston
                              Director                Officer, Blue Cross and Blue            Corporation.
                                                      Shield of Massachusetts,
                                                      Boston, MA (health
                                                      insurance), 9/92 to
                                                      present.



     The following tables provide, for each Class I and Class III Director continuing in office, the director's name, position with Cognizant, the year the director first became a director, principal occupations during the last five years, age, and other directorships in public companies.

 CLASS I DIRECTORS HOLDING OFFICE FOR TERMS EXPIRING AT THE 2000 ANNUAL MEETING:


                                                             PRINCIPAL
                              POSITIONS                     OCCUPATIONS
                                WITH         DIRECTOR       DURING LAST                           OTHER
          NAME                COGNIZANT       SINCE         FIVE YEARS                 AGE    DIRECTORSHIPS
          ----                ---------       -----         ----------                 ---    -------------
John P. Imlay, Jr.            Director        1996    Chairman, Imlay Investments,      61    Gartner Group,
                                                      Inc., Atlanta, GA (private              Inc.; Metromedia
                                                      venture capital investments),           International Group.
                                                      1990 to present; Chairman,
                                                      Dun & Bradstreet Software
                                                      Services, Inc., Atlanta, GA
                                                      (software company), 3/90 to
                                                      11/96; Principal Executive
                                                      Officer, 3/90 to 1/93;
                                                      President, 3/90 to 3/92.


Robert Kamerschen             Director        1996    Chairman and Chief Executive      62    ADVO, Inc.;
                                                      Officer, ADVO, Inc., Windsor,           Micrografx, Inc.
                                                      CT (direct mail marketing
                                                      services), 11/88 to present.



                                                             PRINCIPAL
                              POSITIONS                     OCCUPATIONS
                                WITH         DIRECTOR       DURING LAST                           OTHER
          NAME                COGNIZANT       SINCE         FIVE YEARS                 AGE    DIRECTORSHIPS
          ----                ---------       -----         ----------                 ---    -------------
H. Eugene Lockhart            Director        1996    President, Retail Banking         48    Niagara Mohawk
                                                      Division, BankAmerica                   Power Corp.; RJR
                                                      Corporation, San Francisco,             Nabisco Holdings
                                                      CA (financial services), 5/97           Corp.
                                                      to present; President and
                                                      Chief Executive Officer,
                                                      MasterCard International
                                                      Inc., Purchase, NY (credit
                                                      card company), 3/94 to 4/97;
                                                      Executive Vice President,
                                                      First Manhattan Consulting
                                                      Group, New York, NY (banking
                                                      consulting firm), 9/92 to
                                                      2/94; Chief Executive
                                                      Officer, UK Banking and Group
                                                      Operations, Midland Bank plc,
                                                      London, England, 1986 to 1993.



                     CLASS III DIRECTORS HOLDING OFFICE FOR
                   TERMS EXPIRING AT THE 1999 ANNUAL MEETING:


                                                             PRINCIPAL
                              POSITIONS                     OCCUPATIONS
                                WITH         DIRECTOR       DURING LAST                           OTHER
          NAME                COGNIZANT       SINCE         FIVE YEARS                 AGE    DIRECTORSHIPS
          ----                ---------       -----         ----------                 ---    -------------
Robert J. Lanigan             Director        1996    Limited Partner, Palladium        69    The Dun &
                                                      Equity Partners, New York, NY           Bradstreet
                                                      (private investment firm),              Corporation;
                                                      6/97 to present; Chairman               Owens-Illinois,
                                                      Emeritus, Owens-Illinois,               Inc.; Transocean
                                                      Inc., Toledo, OH (glass,                Offshore Inc.;
                                                      plastics and other packaging            Sonat, Inc.;
                                                      products), 1/92 to present;             Chrysler
                                                      Chairman of the Board 4/84 to           Corporation.
                                                      10/91; Chief Executive
                                                      Officer, 1/84 to 9/90.



                                                             PRINCIPAL
                              POSITIONS                     OCCUPATIONS
                                WITH         DIRECTOR       DURING LAST                           OTHER
          NAME                COGNIZANT       SINCE         FIVE YEARS                 AGE    DIRECTORSHIPS
          ----                ---------       -----         ----------                 ---    -------------
M. Bernard Puckett            Director        1996    Private Investor, 1/96 to         53    P-Com, Inc.; R.R.
                                                      present; President and Chief            Donnelley & Sons
                                                      Executive Officer, Mobile               Company; Oacis
                                                      Telecommunication                       HealthCare Holdings
                                                      Technologies Corp.,                     Corp.
                                                       Jackson, MS
                                                      (telecommunications), 5/95
                                                      to 1/96; President, Chief
                                                      Operating Officer, 1/94 to
                                                      5/95; Senior Vice
                                                      President-Corporate
                                                      Strategy and Development,
                                                      International Business
                                                      Machines Corporation,
                                                      Armonk, NY (computers),
                                                      7/93 to 12/93; General
                                                      Manager of Applications
                                                      Solutions, 1/91 to 7/93.




COMMITTEES OF THE BOARD AND MEETINGS

     The Audit Committee of the Board of Directors reviews the scope of the audits of Cognizant's internal audit staff and the auditors' evaluation of internal controls, receives an annual summary of the results of such audits and reviews the scope of the audit of Cognizant's consolidated financial statements by independent public accountants and their report on the audit. The committee also recommends the appointment of Cognizant's independent public accountants to the full Board. The Audit Committee consists of Messrs. Alexander (Chairman), Lanigan and Lockhart. The Audit Committee held three meetings during 1997.

     The Compensation and Benefits Committee of the Board of Directors establishes and revises all compensation arrangements for certain executives of Cognizant consistent with a statement of executive compensation philosophy adopted by the Board of Directors. The committee also has authority to administer Cognizant's executive benefit plans and to establish and review the policies regarding executive and all other benefit programs. The committee consists of Messrs. Puckett (Chairman), Imlay, Kamerschen and Peterson. The Compensation and Benefits Committee held four meetings during 1997.

     The Nominating Committee of the Board of Directors screens candidates for membership on the Board of Directors and makes recommendations to the full Board. Shareholders' recommendations of nominees for membership on the Board of Directors will be considered by the Nominating Committee; the Nominating Committee has not adopted formal procedures for the submission of such recommendations. However, Shareholders may recommend nominees for membership on the Board of Directors to the Nominating Committee by submitting the names in writing to: Kenneth S. Siegel, Senior Vice President, General Counsel and Secretary, Cognizant Corporation, 200 Nyala Farms, Westport, Connecticut 06880. The Nominating Committee consists of Messrs. Alexander, Imlay, Kamerschen, Lanigan, Lockhart, Peterson and Puckett. Cognizant's By-Laws specify certain time limitations, notice requirements and other procedures applicable to the submission of nominations before an Annual or Special Meeting. The Nominating Committee was recently established and held no meetings during 1997.

     Six meetings of the Board of Directors were held during 1997. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which the Director serves.

              PROPOSAL NO. 2: APPOINTMENT OF AND RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent public accountants to audit the consolidated financial statements of Cognizant for 1998. This appointment is subject to ratification by the Shareholders at the Annual Meeting.

     Coopers & Lybrand also acted as Cognizant's independent public accountants for 1997. In connection with its audit of the consolidated financial statements, Coopers & Lybrand also audited the separate financial statements of certain subsidiaries, reviewed certain filings with the SEC and performed certain non-audit services.

     The Audit Committee has reviewed each professional service provided by Coopers & Lybrand during 1997 and the types of professional non-audit services which it may provide in the future, and has concluded that the performance of non-audit services does not affect the independence of Coopers & Lybrand in its audit of Cognizant's consolidated financial statements.

     A representative of Coopers & Lybrand is expected to be available to answer questions at the Annual Meeting and is free to make statements during the meeting.

     If the appointment of Coopers & Lybrand is not approved by the Shareholders, or Coopers & Lybrand ceases to act as Cognizant's independent accountants, or the Board of Directors removes Coopers & Lybrand as Cognizant's independent accountants, the Board will appoint other independent accountants. Any engagement of new accountants for periods following the 1999 Annual Meeting will be subject to ratification by the Shareholders at that meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE ON EXECUTIVE COMPENSATION

     This report provides an explanation of the philosophy underlying Cognizant's Executive Compensation Program and also describes how decisions were implemented regarding the compensation paid by Cognizant to Robert E. Weissman, Chief Executive Officer. The Compensation & Benefits Committee ("Committee") of the Board of Directors reviews and approves compensation for senior executives of Cognizant, including the Chief Executive Officer and the other executives whose compensation is described in this Proxy Statement. The Committee is composed entirely of outside directors and has been advised by independent experts experienced in the design and implementation of executive compensation arrangements.

  EXECUTIVE COMPENSATION PHILOSOPHY

     The Committee and the Board of Directors of Cognizant believe that a key to building Shareholder value is to closely align the financial interests of Shareholders with those of Cognizant's employees, including its senior executives. Moreover, we believe top-caliber executives and employees who deliver customer satisfaction are the other key drivers of Shareholder value. We believe both our Shareholders and Cognizant are best served by operating the business with a long-term perspective while striving to deliver annual results that are on par with those of other growth companies. Cognizant relies heavily on incentive compensation programs to motivate superior performance, both short- and long-term. These plans, which are paid in cash and stock, place a major portion of senior executives' compensation at risk to assure a sharp and continuing focus on building Shareholder value. The cash compensation programs are variable and are tied to the business unit or corporate performance for which executives are held directly accountable. The focus of cash compensation is on improving annual financial results. The stock options focus on creating and sustaining Shareholder value long-term, and serve as the primary source of future compensation growth opportunity for executives. Executives are expected to acquire and hold significant amounts of stock and, in part, Cognizant's compensation programs are designed to accomplish that objective.

     Total compensation opportunities for Cognizant executives are highly performance-driven in form and nature. They are designed to reward delivery of Shareholder value with levels of compensation that are consistent with the practices of high-performing companies that are likely to compete for the services of our executives. This enables Cognizant to attract the highest caliber of executive talent in an increasingly competitive market.

  COMPONENTS OF THE COMPENSATION PROGRAM

     The Committee believes that the form and level of executive compensation helps Cognizant attract and retain highly motivated and effective executives who are critical to the future success of the business.

     All of the Committee's judgments about the appropriateness of levels of compensation opportunities and payments to executives are considered in the context of competitive practices among a comparator group of companies. The companies used for comparison purposes include several of Cognizant's peer group of competitors, as well as companies that are not primarily engaged in the healthcare information services industry. These other companies are comparable to Cognizant in terms of one or more of the following characteristics: (1) projected revenue growth, operating income, assets, market value and total shareholder returns; (2) significant market presence outside the United States;
(3) leading market shares in significant or emerging markets; (4) similarities in scope of position responsibilities, executive expertise and the magnitude of performance challenges faced; and (5) direct competitors for executive talent.

     Compensation data for the comparator companies are obtained from benchmarking surveys conducted by independent compensation consultants. These surveys cover more companies than those used in the peer group comparison shown in the Total Shareholder Return Graph on page 11. In reviewing the data, the Committee takes into account how Cognizant's compensation policies and overall performance compare to similar indices for the comparator group. We do not seek to position compensation within any particular range of the comparator group. Our decisions are based on individual, business unit and company performance, and Shareholder returns.

     The compensation package for executives comprises base salary, annual cash incentives and long-term incentives in the form of stock options and, occasionally, restricted stock.

     BASE SALARY. The base salaries of executives compensate for ongoing performance of assigned responsibilities. In determining whether to adjust the base salary of an executive, including the Chief Executive Officer, the Committee takes into account salaries paid for comparable positions at other companies, changes in the executive's responsibilities, the individual performance of the executive and Cognizant's compensation philosophy.

     ANNUAL INCENTIVES. The annual incentive plan rewards executives for the financial results achieved for the year. Bonus awards paid are dependent on the level of achievement of financial targets set at the beginning of the plan year. Financial targets for 1998 are based on the performance measures of revenue growth, operating earnings and cash flow of each executive's business unit or Cognizant's consolidated results (as were the targets for 1997). Potentially, qualitative goals such as customer satisfaction may be included as measures of executive performance. No bonus is earned with respect to a performance measure unless a performance "floor" for that measure is exceeded; the bonus opportunity with respect to a measure is earned if the target is achieved; achievement between the floor and the target results in a lower bonus with respect to that performance measure. An amount larger than the bonus opportunity for each performance measure can be earned, up to a specified limit, for exceeding the target for that measure.

     STOCK OPTIONS. Stock options are Cognizant's primary long-term incentive mechanism and serve to reward executives in the same manner as our Shareholders benefit. The options only have compensation value when Shareholder value increases. In 1996 executives were granted options, and offered the opportunity to purchase additional options by paying ten percent of the option grant value in 1996. The remaining ninety percent is payable at exercise. All options have a life of ten years, vest proportionately over six years and have an exercise price equal to the fair market value of the Common Stock on the grant date. The only options granted to senior executives in 1997 were to newly hired executives.

     Future grants may be awarded to senior executives and will depend on a number of factors including: (1) level of responsibility; (2) individual performance; (3) competitiveness of cash compensation; (4) potential future contributions; and (5) whether another option grant would provide an appropriate reward and incentive for the executive to sustain and enhance Shareholder value longer-term. The Committee believes this approach is the most effective means for aligning Shareholder and executive interests, reinforcing an entrepreneurial mindset, building a high-performance culture and increasing the "at risk" portion of each executive's compensation package.

     RESTRICTED STOCK. Certain executive officers were awarded restricted stock grants in 1997 in connection with receiving additional responsibilities. These shares vest one year after the date of the grant. Until the shares vest, the executive is not able to sell or otherwise dispose of them, but is entitled to vote the shares and receive dividends.

     CEO COMPENSATION. Mr. Weissman participates in the executive compensation program described in this report. Mr. Weissman's 1997 cash compensation level and opportunities as Chief Executive Officer of Cognizant consisted of a base salary and a target annual incentive opportunity of $750,000 each, which was the same annual compensation rate he had for 1996. Mr. Weissman's financial targets for earning his annual incentive, as determined by the Committee, were based on the same three measures as for the other senior executives with overall corporate responsibility -- Cognizant's consolidated revenue, operating income and cash flow for 1997. The Committee gave different weights to each measure in determining the bonus to be earned (revenue, 50%; operating income, 40%; and cash flow, 10%), based on how it viewed their relative importance in rewarding improvement in annual results. Because Cognizant's results for 1997 were above the annual incentive targets established at the beginning of the year, the bonus payment to Mr. Weissman shown in the Summary Compensation Table was higher than his $750,000 opportunity. Mr. Weissman and the other senior corporate executives also received a payment in addition to the incentive opportunity based on Cognizant's achievement of an earnings-per-share target established at the beginning of 1997. Mr. Weissman received no grant of stock options in 1997.

     The Committee believes Mr. Weissman's current compensation is fully consistent with Cognizant's philosophy on executive compensation, and appropriate in view of Cognizant's performance as indicated in the Total Shareholder Return graph shown below. The graph compares Cognizant's cumulative total return, since Cognizant's shares began trading independently in October 1996, to a performance peer group of eight business information and service providers. While Cognizant's cumulative total return to Shareholders was slightly less than the Standard & Poor's 500 Index over that period, its return to Shareholders was significantly higher than that of the performance peer group.

     TAX DEDUCTIBILITY. The Internal Revenue Code (the "Code") has set certain limitations on the deductibility of compensation paid to a public company's Chief Executive Officer and the other four most highly compensated senior executives (the "highly-compensated executives"). For 1997, the compensation paid to the highly-compensated executives by Cognizant is expected to qualify for tax deductibility under transition rules applicable to spin-offs, as a result of Cognizant's 1996 spin-off from The Dun & Bradstreet Corporation. For 1998, none of the compensation paid to the highly-compensated executives is expected to exceed the Code limitations, as a result of Cognizant's planned spin-off of IMS Health. The Committee plans to address the issue of qualifying subsequent years' compensation for deductibility under the Code in the future.

  COMPENSATION AND BENEFITS COMMITTEE
                               M. Bernard Puckett, Chairman
                               John P. Imlay, Jr.
                               Robert Kamerschen
                               James R. Peterson

                    COMPARISON OF TOTAL SHAREHOLDER RETURN OF
                   COGNIZANT, S&P 500 AND COGNIZANT PEER GROUP





                --GRAPHICAL REPRESENTATION OF DATA TABLE BELOW--






     This graph compares total shareholder return of Cognizant, the Standard & Poor's 500 Index and a group of Cognizant peer companies from October 17, 1996, the first day of when-issued trading in Cognizant Common Stock, until December 31, 1997. Since there is no widely recognized standard industry group comprising Cognizant and peer companies, a group of companies representing a broad range of business information and service providers was used. The performance peer group includes Automatic Data Processing, Inc., Ceridian Corp., Dow Jones & Company, Inc., Forrester Research, Inc., Medaphis Corporation, Policy Management Systems Corporation, Reuters Holding PLC and Shared Medical Systems Corporation.

EXECUTIVE COMPENSATION TABLES

                           SUMMARY COMPENSATION TABLE

     Four of the executive officers named in the Summary Compensation Table below were employed by The Dun & Bradstreet Corporation ("Dun & Bradstreet") until November 1, 1996, the date Cognizant was spun-off from Dun & Bradstreet (the "Spin-off Date"). Accordingly, for 1996 the Summary Compensation Table shows separately the amounts paid by Cognizant (indicated as "CZT") starting on the Spin-off Date and the amounts paid by Dun & Bradstreet (indicated as "D&B") before the Spin-off Date.

     In particular, Dun & Bradstreet's 1996 payments include acceleration of certain long-term awards (as described in the footnotes to the Summary Compensation Table) upon the Spin-off as required by the applicable Dun & Bradstreet compensation plans. In addition, Cognizant has discontinued the performance unit component of Dun & Bradstreet's compensation program.

     All 1995 compensation amounts were paid by Dun & Bradstreet.



                                                             ANNUAL COMPENSATION
                                                    -------------------------------------
          (a)                     (b)                  (c)           (d)            (e)
                                                                                   OTHER
                                                                                  ANNUAL
                                                                                 COMPENSA-
  NAME AND PRINCIPAL                                 SALARY       BONUS (1)      TION (2)
       POSITION                  YEAR                  ($)           ($)            ($)
  ------------------             ----                ------       ---------      ------

Robert E. Weissman ...........   1997     CZT       750,000       1,007,100       1,006
                                 ----------------------------------------------------------
 Chairman and Chief              1996     CZT       125,000         125,000           0
 Executive Officer


                                          D&B       720,833       1,887,500          89
                                                    -------       ---------       -----
                                          Total     845,833       2,012,500          89
                                 ----------------------------------------------------------
                                 1995     D&B       830,000         802,095         216
                                 ----------------------------------------------------------

                                 ----------------------------------------------------------
William G. Jacobi(7) .........   1997     CZT       400,000         375,984       4,352
                                 ----------------------------------------------------------
 Executive Vice                  1996     CZT        66,667          46,667           0
 President


                                          D&B       333,333         615,000       2,921
                                                    -------       ---------       -----
                                          Total     400,000         661,667       2,921
                                 ----------------------------------------------------------
                                 1995     D&B       377,315         277,557       3,448
                                 ----------------------------------------------------------

                                 ----------------------------------------------------------
Victoria R. Fash .............   1997     CZT       375,000         349,128           0
                                 ----------------------------------------------------------
 Executive Vice President &      1996     CZT        62,500          43,333           0
 Chief Financial Officer


                                          D&B       245,833         462,500       4,825
                                                    -------       ---------       -----
                                          Total     308,333         505,833       4,825
                                 ----------------------------------------------------------
                                 1995     D&B       258,359         250,901           0
                                 ----------------------------------------------------------

                                 ----------------------------------------------------------
Alan J. Klutch ...............   1997     CZT       325,000         303,473           0
                                 ----------------------------------------------------------
 Senior Vice President           1996     CZT        54,167          33,333           0
 --Finance


                                          D&B       270,833         450,000      30,116
                                                    -------       ---------       -----
                                          Total     325,000         483,333      30,116
                                 ----------------------------------------------------------
                                 1995     D&B       312,500         224,772      34,778
                                 ----------------------------------------------------------

                                 ----------------------------------------------------------
Kenneth S. Siegel(8) .........   1997     CZT       299,045         222,905     127,388
                                 ----------------------------------------------------------
 Senior Vice President,
 Secretary and General Counsel


                                           LONG-TERM COMPENSATION
                                 ----------------------------------------
                                          AWARDS                 PAYOUTS
                                 ------------------------       ---------
          (a)                        (f)           (g)              (h)           (i)
                                               SECURITIES
                                 RESTRICTED    UNDERLYING        LONG-TERM    ALL OTHER
                                    STOCK       OPTIONS/         INCENTIVE    COMPENSA-
  NAME AND PRINCIPAL             WARD (S)(3)    SARS (4)        PAYOUTS (5)    TION (6
       POSITION                      ($)           (#)              ($)           ($)
  ------------------             ----------    ----------       -----------    -------
Robert E. Weissman ...........           0             0                 0     72,568       CZT
                                 --------------------------------------------------------------
 Chairman and Chief                      0      575,000*                 0      3,750       CZT
 Executive Officer                              400,000**
                                                568,721***

                                         0             0         4,432,257     65,313       D&B
                                 ---------     ---------         ---------     ------
                                         0     1,543,721         4,432,257     69,063
                                 --------------------------------------------------------------
                                   443,895        34,823           887,800     55,063       D&B
                                 --------------------------------------------------------------

                                 --------------------------------------------------------------
William G. Jacobi(7) .........           0             0                 0     28,944       CZT
                                 --------------------------------------------------------------
 Executive Vice                          0      275,000*                 0     2,000        CZT
 President                                      125,000**
                                                114,842***

                                         0             0           996,459     25,502       D&B
                                 ---------     ---------         ---------     ------
                                         0       514,842           996,459     27,502
                                 --------------------------------------------------------------
                                   277,964        13,813           155,996     21,217       D&B
                                 --------------------------------------------------------------

                                 --------------------------------------------------------------
Victoria R. Fash .............     268,938             0                 0     19,655       CZT
                                 --------------------------------------------------------------
 Executive Vice President &              0      275,000*                 0      1,875       CZT
 Chief Financial Officer                        125,000**
                                                 34,617***

                                         0             0           383,002     16,777       D&B
                                 ---------     ---------         ---------     ------
                                         0       434,617           383,002     18,652
                                 --------------------------------------------------------------
                                   219,283         8,788            38,600      4,176       D&B
                                 --------------------------------------------------------------

                                 --------------------------------------------------------------
Alan J. Klutch ...............           0             0                 0     22,637       CZT
                                 --------------------------------------------------------------
 Senior Vice President                   0      175,000*                 0      1,625       CZT
 --Finance                                       50,000**
                                                122,451***

                                         0             0           869,045     19,868       D&B
                                 ---------     ---------         ---------     ------
                                         0       347,451           869,045     21,493
                                 --------------------------------------------------------------
                                   101,303         6,588           202,650      6,795       D&B
                                 --------------------------------------------------------------

                                 --------------------------------------------------------------
Kenneth S. Siegel(8) .........           0       190,000                 0      4,800       CZT
                                 --------------------------------------------------------------
 Senior Vice President,
 Secretary and General Counsel

----------
  * Effective Date Stock Options
 ** Effective Date Purchased Options
*** D&B Substitute Options

(1) The 1997 bonus awards were earned in 1997 and paid in 1998. The 1996 Cognizant bonus amounts were earned in 1996 and paid in 1997 while the 1996 Dun & Bradstreet bonus amounts were earned and paid in 1996. The 1995 bonus amounts were earned in 1995 and paid in 1996.

(2) Amounts shown for those other than Mr. Siegel represent reimbursement for taxes paid by the named executive officers with respect to company-directed travel and certain other expenses. The value of certain personal benefits is not included since it does not exceed $50,000 for any named executive officer. Amounts shown for Mr. Siegel include reimbursement of relocation expenses in connection with his joining Cognizant and related tax obligations.

(3) The amount shown for Ms. Fash represents the dollar value of restricted stock on the date of the grant. This grant was a special one-time award and will vest one year following the date of the award. Dividends are paid at the rate established from time to time for Cognizant Common Stock. In 1996, no restricted stock was granted and there were no restricted stock holdings outstanding for the named executive officers at December 31, 1996. Previous Dun & Bradstreet restricted stock awards either vested or were paid in cash in connection with the Spin-off. Amounts shown for 1995 represent the dollar value on the date of grant of Dun & Bradstreet restricted stock granted that year.

(4) Only the amounts designated as Effective Date Stock Options reflect new Cognizant option grants for 1996. Those designated as Effective Date Purchased Options are options that were purchased by the named executive officers for cash at a price of 10% of the exercise price. The remaining 90% is payable if and when the options are exercised. The 10% purchase price is forfeited if the options expire without being exercised, and the portion of the purchase price attributable to vested options is also forfeitable upon termination of employment in certain circumstances. The new grants were designed to implement a front-loaded equity-based incentive covering several years. Accordingly, while the grants are larger than typical annual grants, none of the named executive officers who received options in 1996 received options in 1997. The options designated as Substitute Options were issued in substitution of Dun & Bradstreet options that were canceled as of the Spin-off Date. Amounts granted in 1995 represent the original number of Dun & Bradstreet stock options granted in 1995. These shares are among the Dun & Bradstreet options that were replaced by the Substitute Options shown in the 1996 grant. All the options in this table are without tandem stock appreciation rights, except for the Limited SARs described under the "Option/SAR Grants in Last Fiscal Year" table below. In addition, Ms. Fash received a grant of options for 10,000 shares (without tandem stock appreciation rights) of Cognizant's subsidiary Cognizant Technology Solutions Corporation, as described under the "Option/SAR Grants in Last Fiscal Year" table below.

(5) Amounts shown for 1995 represent payments made under the Dun & Bradstreet Key Employees Performance Unit Plan ("PUP"). The amounts shown for 1996 represent a cash payout of the cash and restricted stock components of the 1993, 1994 and 1995 PUP awards. The 1994 and 1995 PUP awards would normally have been paid in future years, but were accelerated pursuant to the terms of the PUP as a result of the Spin-off. Cognizant does not have an incentive plan equivalent to the PUP.

(6) Amounts shown represent aggregate annual company contributions for the account of each named executive officer under the Dun & Bradstreet Profit Participation Plan ( "PPP ") and Profit Participation Benefit Equalization Plan ( "PPBEP "), and the Cognizant Corporation Savings Plan ( "Savings Plan ") and Savings Benefit Equalization Plan ( "SBEP "), plans which are open to employees of Dun & Bradstreet or Cognizant and certain subsidiaries. The PPP and Savings Plan are tax-qualified defined contribution plans and the PPBEP and SBEP are non-qualified plans which provide a benefit to participants in the PPP and Savings Plan equal to the amount of company contributions that would have been made to the participant's PPP and Savings Plan accounts but for certain Federal tax laws.

(7)  Mr. Jacobi ceased being an executive officer on December 31, 1997.

(8)  Mr. Siegel joined Cognizant on January 31, 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                  INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------------------------
       (A)                                           (B)            (C)            (D)               (E)                 (F)
                                                  NUMBER OF
                                                  SECURITIES     % OF TOTAL
                                                  UNDERLYING    OPTIONS/SARS    EXERCISE                            GRANT DATE
                                                 OPTIONS/SARS    GRANTED TO      OR BASE                              PRESENT
                                                  GRANTED (1)   EMPLOYEES IN      PRICE           EXPIRATION         VALUE (2)
      NAME                                           (#)        FISCAL YEAR     ($/SHARE)            DATE               ($)
      ----                                        -----------   ------------    ---------          ---------         ----------

Robert E. Weissman .....................                 0           NA             NA                 NA                 NA

William G. Jacobi(3) ...................                 0           NA             NA                 NA                 NA

Victoria R. Fash(4) ....................                 0           NA             NA                 NA                 NA

Alan J. Klutch .........................                 0           NA             NA                 NA                 NA

Kenneth S. Siegel(5) ...................           190,000          4.9%         $33.0625           01/30/07         $1,678,032

----------

(1) Amount shown represents the number of non-qualified stock options, without tandem stock appreciation rights ("SARs"), granted in 1997. The option may not be exercised for at least one year after grant and may then be exercised in installments of one-sixth of the grant amount each year until they are 100% vested. Payment must be made in full upon exercise in cash or Common Stock. The option holder may elect to have shares of Common Stock issuable upon exercise withheld by Cognizant to pay withholding taxes due. The option shown includes Limited SARs in tandem with the option. Limited SARs are exercisable only if and to the extent that the related option is exercisable and are exercisable only during the 30-day period following the acquisition of at least 20% of the outstanding Common Stock pursuant to a tender or exchange offer not made by Cognizant. Each Limited SAR permits the holder to receive cash equal to the excess over the related option exercise price or the highest price paid pursuant to a tender or exchange offer for Common Stock which is in effect at any time during the 60 days preceding the date upon which the Limited SAR is exercised. Limited SARs can be exercised regardless of whether Cognizant supports or opposes the offer.

(2) Grant date present value is based on the Black-Scholes option valuation model, which makes the following material assumptions for the January 31, 1997 grant: an expected stock-price volatility factor of 25%, a risk-free rate of return of 6.23%, an annual dividend yield of 0.30%, an assumed time of exercise of 4.5 years from grant date, and a reduction of approximately 15.4% to reflect the probability of forfeiture due to termination prior to vesting. These assumptions may or may not be fulfilled. The amount shown cannot be considered predictions of future value. In addition, the option will gain value only to the extent the stock price exceeds the option exercise price during the life of the option.

(3)  Mr. Jacobi ceased being an executive officer on December 31, 1997.

(4) In 1997, Ms. Fash was granted options for 10,000 shares of Class A Common Stock of Cognizant's subsidiary Cognizant Technology Solutions Corporation ("CTS") in her capacity as a director of CTS. This represents 1.2% of the total CTS options granted in 1997. The options' exercise price approximates fair market value on the date of grant and they expire on December 31, 2007. The options become exercisable on the first and second anniversary of an initial public offering or controlling interest sale of CTS. The potential realizable value of this grant assuming annual rates of appreciation of the Class A Common Stock, from the grant date until the expiration date, of 5% and 10% is calculated at $51,105 and$108,031, respectively.

(5)  Mr. Siegel joined Cognizant on January 31, 1997.

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information as to option exercises by each of the named executive officers during 1997 and the value of unexercised in-the-money stock options at year-end.


       (A)                                         (B)           (C)                   (D)                          (E)

                                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                  SHARES                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                 ACQUIRED        VALUE        OPTIONS/SARS AT FISCAL             OPTIONS/SARS
                                               ON EXERCISE     REALIZED          YEAR-END (1) (#)        AT FISCAL YEAR-END (2) ($)
                                                                            --------------------------   ---------------------------
      NAME                                         (#)           ($)        EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ----                                     -----------     --------     -----------  -------------   -----------   -------------

Robert E. Weissman       Effective Date Options         0             0       162,499      812,501      $1,767,177     $8,835,948
                         Substitute Options         3,256      $  6,756       473,122       49,985      $7,160,966     $  546,848
                                                   15,813      $ 32,809
                                                   26,545      $430,483

William G. Jacobi(3)     Effective Date Options         0      $      0        66,666      333,334      $  724,993     $3,625,007
                         Substitute Options         3,256      $  5,535        82,600       16,479      $1,087,499     $  189,244
                                                    3,588      $  6,099
                                                    8,919      $124,015

Victoria R. Fash(4)      Effective Date Options         0      $      0        66,666      333,334      $  724,993     $3,625,007
                         Substitute Options             0      $      0        24,678        9,939      $  300,235     $  109,811

Alan J. Klutch           Effective Date Options         0      $      0        37,499      187,501      $  407,802     $2,039,073
Substitute Options                                  3,256      $  6,756        97,120        9,456      $1,491,515     $  103,451
                                                    2,119      $  4,397
                                                    7,803      $126,542
                                                    2,697      $ 39,256

Kenneth S. Siegel(5)     Stock Options                  0        $    0             0      190,000      $        0     $2,125,625


----------

(1)  No SARs were outstanding at December 31, 1997.

(2) The values shown equal the difference between the exercise price of unexercised in-the-money options and the fair market value of the underlying Common Stock at December 31, 1997. Options are in-the-money if the fair market value of the Common Stock exceeds the exercise price of the option.

(3)  Mr. Jacobi ceased being an executive officer on December 31, 1997.

(4) The value at year-end of in-the-money options held by Ms. Fash for shares of Class A Common Stock of CTS, a subsidiary of Cognizant, none of which are presently exercisable, was zero.

(5)  Mr. Siegel joined Cognizant on January 31, 1997.

RETIREMENT BENEFITS

     The following table sets forth the estimated aggregate annual benefits payable under the Cognizant Retirement Plan, the Cognizant Corporation Supplemental Executive Retirement Plan and the Cognizant Retirement Excess Plan to persons in specified average final compensation and credited service classifications upon retirement at age 65. Amounts shown in the table include U.S. Social Security benefits and benefits payable under predecessor plans of Dun & Bradstreet which would be deducted in calculating benefits payable under these plans. These aggregate annual retirement benefits do not increase as a result of additional credited service after 15 years.

     Benefits vest after five years of credited service and are calculated as 5% of average final compensation per year for the first 10 years of credited service, and 2% per year for the next five years, up to a maximum of 60% of average final compensation after 15 years of credited service.


                           ESTIMATED AGGREGATE ANNUAL RETIREMENT BENEFIT
   AVERAGE                        ASSUMING CREDITED SERVICE OF:
    FINAL       ----------------------------------------------------------------
COMPENSATION      15 YEARS         20 YEARS          25 YEARS           30 YEARS
------------    ----------      -----------        ----------         ----------
 $  550,000     $  330,000      $   330,000        $  330,000         $  330,000
    700,000        420,000          420,000           420,000            420,000
    850,000        510,000          510,000           510,000            510,000
  1,000,000        600,000          600,000           600,000            600,000
  1,300,000        780,000          780,000           780,000            780,000
  1,600,000        960,000          960,000           960,000            960,000
  1,900,000      1,140,000        1,140,000         1,140,000          1,140,000


     The number of years of credited service for Messrs. Weissman and Jacobi and Ms. Fash are, respectively, 18, 18 and 6.

     Compensation, for the purpose of determining retirement benefits, consists of base salary, annual bonuses, commissions and overtime pay. Severance pay, income derived from equity-based awards, contingent payments and other forms of special remuneration are excluded. A portion of the bonuses included in the Summary Compensation Table above were not paid until the year following the year in which they were accrued and expensed; therefore, compensation for purposes of determining retirement benefits varies from the Summary Compensation Table amounts in that bonuses expensed in the previous year but paid in the current year are part of retirement compensation in the current year and any unpaid current year's bonuses accrued and included in the Summary Compensation Table are not. For 1997, compensation for purposes of determining retirement benefits for Messrs. Weissman and Jacobi and Ms. Fash was, respectively, $875,000, $446,667 and $418,333.

     Average final compensation is defined as the highest average annual compensation during five consecutive twelve-month periods in the last ten consecutive twelve-month periods of the member's credited service. Members vest in their accrued retirement benefit upon completion of five years' service. The benefits shown in the table above are calculated on a straight-life annuity basis.

     Retirement benefits for Messrs. Klutch and Siegel are determined solely under the Cognizant Retirement Plan and the Retirement Excess Plan. Under these plans, Cognizant contributes 6% of the participant's compensation monthly to the participant's cash balance in the plan. The cash balance earns monthly investment credits based on the yield on 30-year Treasury bonds from time to time. These plans also include a minimum monthly benefit for certain employees who had attained age 50 and had earned 10 years of service as of October 31, 1996, including Mr. Klutch. The minimum benefit is equal to the excess of (i) 1.7% of final average compensation multiplied by years of credited service not in excess of 25, plus 1.0% of average final compensation multiplied by years of credited service in excess of 25, over (ii) 1.7% of the primary Social Security insurance benefits multiplied by years of credited service not in excess of 25, plus 0.5% of the primary Social Security insurance benefits multiplied by years of credited service in excess of 25. Mr. Klutch's estimated annual benefits upon retirement at age 65 are $202,828, based upon his credited service to date for these plans of 23.5 years. This amount includes benefits payable under predecessor plans of Dun & Bradstreet which would be deducted from the amount payable under these plans. In 1997, Mr. Siegel was not eligible to participate in the Cognizant Retirement Plan and the Cognizant Retirement Excess Plan.


CHANGE-IN-CONTROL AGREEMENTS

     Cognizant has entered into agreements with the executive officers named in the Summary Compensation Table above (as well as with other officers and key employees of Cognizant and its subsidiaries), providing for certain benefits upon termination of employment in the event of a Change in Control (as defined below) of Cognizant. If, following a Change in Control, the employment of a named executive officer is terminated without cause or he or she terminates employment for "good reason"

(generally, an adverse change in employment status, compensation or benefits, a required relocation or the lapse of 12 months following the Change in Control), the officer will receive a lump sum payment equal to three times base salary and annual target bonus, reimbursement for outplacement expenses, life and health insurance coverage for 36 months after termination, retiree medical coverage, the accelerated vesting of stock options and the accelerated payment of prorated annual and other bonuses. Messrs. Weissman and Jacobi and Ms. Fash will also receive full vesting under the Supplemental Executive Retirement Plan and crediting of the maximum years of service for purposes of determining the amount of retirement benefits. A Change in Control will generally have occurred under the following circumstances: (i) an acquisition by any person of 20% of the combined voting power of Cognizant's securities, (ii) during any period of twenty-four months a majority of the Board ceases to consist of (x) directors in office at the beginning of such period or (y) directors whose election was approved by two-thirds of the directors in office at the beginning of the period or by directors whose election was so approved, (iii) Cognizant's merger or consolidation with another entity (other than one in which Cognizant's shares outstanding prior to the merger represent 66 2/3% of the voting power of the surviving company and no shareholder holds 20% or more of such remaining voting power) or (iv) the liquidation or sale of substantially all of Cognizant's assets.

EXECUTIVE TRANSITION PLAN

     The Cognizant Executive Transition Plan (the "ETP") provides severance benefits to executive officers of Cognizant (including those named in the Summary Compensation Table above) and certain of its subsidiaries, selected by the Chief Executive Officer. The ETP generally provides for the payment of severance benefits if the employment of a covered executive terminates by reason of a reduction in force, job elimination, unsatisfactory job performance or a mutually acceptable resignation. In the event of an eligible termination, the executive will be paid 104 weeks of salary continuation consisting of annual base salary and annual bonus opportunity for the year of termination. However, if the executive is terminated by reason of unsatisfactory performance, the bonus opportunity will not be included.

     In addition, the ETP provides to eligible terminated executives (i) continued medical, dental and life insurance coverage throughout the salary continuation period; (ii) payment of the annual bonus for the year of termination that would have been paid if employment continued, prorated based on the number of months worked during that year; and (iii) in certain instances, outplacement services and financial counseling. The Chief Executive Officer may increase or decrease ETP benefits for executives other than the Chief Executive Officer, provided such decision is reported to the Compensation and Benefits Committee of the Board, and that Committee may increase or decrease ETP benefits for the Chief Executive Officer.

     Neither the prorated annual bonus nor the financial counseling is provided if employment terminates due to unsatisfactory performance.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. During 1997, each director not employed by Cognizant was paid a retainer at an annual rate of $25,000 in quarterly installments and each non-employee director who was Chairman of a committee of the Board of Directors was paid an additional retainer at an annual rate of $3,000 in quarterly installments. In addition, each non-employee director was paid a fee of $1,000 for each Board or Committee meeting attended in 1997. Directors who were employed by Cognizant received no retainers or fees.

     Each non-employee director may elect to have all or a specified part of the retainer and fees deferred until he or she ceases to be a director. Deferred amounts may be credited to the account of directors as deferred cash, which bears interest at prescribed rates, or as deferred share units in an amount equal to the amount of deferred compensation divided by the fair market value of a share of Common Stock on the date the compensation would otherwise have been paid. Deferred share units are credited with dividend equivalents. Fair market value is the average of the high and low trading prices of the Common Stock on the date of determination. Deferred amounts and accrued interest and dividend equivalents are paid in the form of cash or stock, as appropriate, on the first business day of the calendar year following the date of the director's termination of service on Cognizant's Board.

     Upon the occurrence of a Change in Control (as defined above under "Change-in-Control Agreements") of Cognizant, the Compensation and Benefits Committee may take such action as it deems necessary or desirable with respect to deferred amounts.

     NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN. This plan provides for the granting of stock options and restricted stock to non-employee directors of Cognizant on such terms as are determined by the Compensation and Benefits Committee of the Board of Directors. No grants under this plan were made in 1997.

     Upon the occurrence of a Change in Control (as defined above under "Change-in-Control Agreements") of Cognizant, the Compensation and Benefits Committee may take such action as it deems necessary or desirable with respect to awards, including acceleration of an award, payment of cash in exchange for cancellation of an award, and/or issuing substitute awards that substantially preserve the value, rights and benefits of previously granted awards.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Cognizant knows of no person who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during 1997.

                                  OTHER MATTERS

     Cognizant knows of no matters, other than those referred to herein, which will be presented at the Annual Meeting. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholder proposals intended to be presented at the Cognizant Annual Meeting of Shareholders in 1999 must be received by Cognizant no later than November 12, 1998.


March 13, 1998

                                    APPENDIX
                    (Pursuant to Rule 304 of Regulation S-T)

1. Page 11 contains a description in tabular form of a graph entitled "Performance Graph" which represents the comparison of the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and the Cognizant Peer Group Index for the period of each of the years commencing October 17, 1996 and ending December 31, 1997, which graph is contained in the paper format of this Proxy Statement being sent to Stockholders.

                              COGNIZANT CORPORATION

   PROXY/VOTING INSTRUCTIONS FOR THE ANNUAL MEETING TO BE HELD APRIL 13, 1998
            AT 9:30 A.M. AT 1209 ORANGE STREET, WILMINGTON, DELAWARE

     ROBERT E. WEISSMAN, VICTORIA R. FASH and KENNETH S. SIEGEL, or any of them, with full power of substitution, are hereby authorized and/or instructed to represent and/or vote all the shares of Common Stock of Cognizant Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders on April 13, 1998, and at any adjournment thereof:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM (1) AND FOR ITEM (2).

(1) Election of Class II Directors for a three-year term expiring at the 2001 Annual Meeting of Shareholders. Nominees: Clifford L. Alexander, Jr., Robert E. Weissman and William C. Van Faasen.

         [ ] FOR all nominees listed above, except     [ ] WITHHOLD authority to
             vote withheld from the following              vote for all nominees
             nominees (if any):

             ----------------------------------

(2) Ratification of the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the Company's consolidated financial statements for 1998. Mark only one.

               [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

                                                     (Please Turn Over and Sign)

                              COGNIZANT CORPORATION

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. A PROXY WHICH IS SIGNED AND RETURNED BY A SHAREHOLDER OF RECORD WITHOUT SPECIFICATION MARKED IN THE INSTRUCTION BOXES WILL BE VOTED FOR ELECTION OF ALL NOMINEES IDENTIFIED IN ITEM
(1), AND FOR ITEM (2).

Notice to Participants in the Savings Plan.
-------------------------------------------

     The trustee of the Cognizant Corporation Savings Plan has agreed that this proxy will also serve as voting instructions from participants in the plan who have plan contributions for their account invested in Common Stock. Proxies covering shares in the plan must be received prior to April 3, 1998. If a proxy covering shares in the plan has not been received prior to April 3, 1998 or if it is signed and returned without specification marked in the instruction boxes, the trustee of the plan will vote the plan shares in the same proportion as the respective shares in the plan for which it has received instructions.

PLEASE INDICATE WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING:

     [ ] Yes      [ ] No

                                         Date ____________________________, 1998

                                         _______________________________________

                                         _______________________________________
                                                     Signature(s)

                                         Please sign exactly as name appears at
                                         left. Joint owners should each sign.
                                         Executors, administrators, trustees,
                                         etc. should so indicate when signing
                                         and sign as required by the authority
                                         held.

                                         Proxy form begins on the reverse side.
                                         Please vote, date, sign and return
                                         immediately.